EXHIBIT 10.11

Employment Contract

Party A (employer)

Name: Qianhai Acoustics Conculting Management(Shenzhen) Co., Ltd.

Address: 13th Floor, Building B1, Wisdom Plaza, Qiaoxiang Road, Nanshan District, Shenzhen, Guangdong Province, China

Legal representative: Yusheng Huang

Contact person: Zhenlei Liang

Contact number: 0755-86961406

Party B (employee)

Name: Yuze Jiang

Gender: Male

National identification number or passport number: National identification number: 222401198107051818

Permanent residence address: 31th Floor, Building 1, News Building, 1002 Shennan Zhong Road , Futian District, Shenzhen, Guangdong Province, China

Current address: Room 703, Building 72, Lianhua North Village, Futian District, Shenzhen, Guangdong Province, China

Contact number: 13828837889

Party A and Party B agree to sign this contract

1.	Both parties agree and determine the term of the contract according to type 1

(i). Fixed term: From December 17, 2019 to December 16, 2022.

(ii). Indefinite term: From ______________/________________________.

(iii). To complete a certain work task as a deadline: from______/__to __/_________.

(iv). Probation term ____/ ____months

2.	Working content of Party B: CEO.

Working place: Shenzhen.

3.	Party B shall have statutory holidays, marriage leave, maternity leave, bereavement leave, etc. according to law.

Party A and Party B agree to determine Party B’s working hours in the 1st way below.

(1)	Standard working hours: 7.5 hours per day, maximum working hours: 40 hours per week.

(2)	After the approval of the human resources protection (labor) department, the implementation of the irregular work system.

(3)	Approved by the Human Resources Guarantee (Labor) Department to implement a comprehensive calculation of working hours

4.	Party A shall pay monthly wages before the tenth day of a month.

Party A, in consultation with Party B, agrees to pay Party B’s salary in the 1st way below.

(1)	The monthly salary of Party B’s normal work is RMB15,000 yuan; and the performance salary is / yuan; perfect attendant award is RMB100 yuan;

During the probation period, the monthly salary of normal work is ___/_ yuan; nd the performance salary is __/__ yuan; perfect attendant award is ___/_____ yuan;

(2)	The two parties agreed to determine Party B’s salary by ___/___.

5.	Both Party A and Party B pay social insurance premiums in accordance with relevant regulations and pay housing provident fund

6.	Labor Protection, Working Condition and Occupational Hazard Protecting

Party A shall provide labor and work sites that meet the national labor health standards in accordance with relevant national and local labor protection regulations, and effectively protect Party B’s safety and health in production. If Party B may cause occupational disease hazards during work, Party A shall truthfully inform Party B and protect Party B’s health and its rights and interests in accordance with the provisions of the Law on Prevention and Control of Occupational Diseases.

7.	Other matters that both parties agree to need to agree:

Performance pay and full attendance awards are executed according to the company’s compensation system.

8	This contract is made in two copies, each party holds one copy and it has the same legal effect.

Party A : (seal) Qianhai Acoustics Conculting Management(Shenzhen) Co., Ltd.

Legal Representative: (Signature) Yusheng Huang

Main in-charge: Yusheng Huang

Date: December 15, 2020

Party B: (signature) Yuze Jiang

Date: December 15, 2020